UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K
___________________________

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 19, 2022
Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		95-4081636
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 1200	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD

On August 19, 2022, the Company issued a press release announcing the upcoming adoption of a new public holding company structure. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section. Further, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits
(d)Exhibits:

99.1	Press Release, dated August 19, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 19, 2022

JACOBS ENGINEERING GROUP INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman
President and Chief Financial Officer
(Principal Financial Officer)